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                    MFS Institutional Emerging Equities Fund
                     MFS Institutional Worldwide Fixed Income Fund
                  MFS Institutional Emerging Markets Fixed Income Fund
                     MFS Institutional Core Plus Fixed Income Fund
                      MFS Institutional International Equity Fund
                      MFS Institutional Mid-Cap Growth Equity Fund
                         MFS Institutional Research Fund
                       (series of MFS Institutional Trust)

                     Supplement to be affixed to the current
                       Prospectus for distribution in Ohio

    Prospective Ohio investors should note the following:

    a) This Prospectus must be delivered to the investor prior to consummation of the sale;

    b) The Fund may invest 15% or more of its assets in the securities of unseasoned issuers and restricted securities, including Rule 144A securities which may have been deemed to be liquid by the Board of Trustees.

                    The date of this Supplement is December 1, 1995